FAS1 P-1 01/10



                        SUPPLEMENT DATED JANUARY 25, 2010
                     TO THE PROSPECTUS DATED MAY 1, 2009 OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
        (Franklin Templeton Conservative Target Fund, Franklin Templeton
          Moderate Target Fund, Franklin Templeton Growth Target Fund)


The prospectus is amended as follows:

I. The section, "Information about the Underlying Franklin Templeton Funds - Underlying Equity Funds," beginning on page 7 is amended to add the following:

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

The fund seeks long-term capital appreciation by normally investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies. For purposes of the fund's investments, smaller international companies are companies with market capitalizations (the total market value of a company's outstanding stock) not exceeding (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index, whichever is greater, at the time of purchase. The MSCI EAFE Small Cap Index is designed to measure the equity market small cap segment performance in the global developed markets, excluding U.S. and Canada.

II. The management fee table under the "Management - Investment Management and Asset Allocation Agreement - Asset allocation fees" section beginning on page 50 is amended to add the following:

UNDERLYING                                                           ANNUAL
FRANKLIN TEMPLETON FUND          MANAGER                             FEE RATE
--------------------------------------------------------------------------------
Franklin International Small     Advisers; FT Institutional          0.75%(1)
Cap Growth Fund                  (sub-advisor)

1. The Franklin International Small Cap Growth Fund pays the manager a flat fee equal to an annual rate of 0.75% of the value of its average daily net assets.


                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE